CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, James A. Bowen, President, Chairman & Chief Executive Officer of First Defined Portfolio Fund, LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant (the "Report")  fully  complies
                with   the  requirements of  Section  13 (a)   or   15(d) of the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    FEBRUARY 24, 2005                       /S/ JAMES A. BOWEN
     ----------------------                 ------------------------------
                                                 James A. Bowen, President,
                                                 Chairman & Chief Executive
                                                 Officer
                                                 (principal executive officer)

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I,  Mark R. Bradley,  Treasurer,  Controller,  Chief Financial Officer and Chief
Accounting Officer of First Defined Portfolio Fund, LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant (the "Report")  fully complies
                with   the  requirements   of   Section  13(a) or  15(d)  of the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    FEBRUARY 24, 2005                       /S/ MARK R. BRADLEY
     ----------------------                 ------------------------------
                                            Mark R. Bradley, Treasurer,
                                            Controller, Chief Financial Officer
                                            and Chief Accounting Officer
                                            (principal financial officer)